SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of the Earliest Event Reported: May 1, 2003

Date of Report: May 1, 2003

RIBAPHARM INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31294	95-4805665
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

3300 Hyland Avenue

Costa Mesa, California 92626

(Address of principal executive offices) (Zip code)

(714) 427-6236

(Registrant’s telephone

number, including area code)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 1, 2003

Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Conditions.”

On May 1, 2003, Ribapharm Inc. issued a press release announcing its first fiscal quarter results ended March 31, 2003 and will hold a conference call on such date. The press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Ribapharm Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2003	RIBAPHARM INC.

/s/ Kim D. Lamon
President and Chief Executive Officer